STRATEGIC GLOBAL INCOME FUND, INC.                                 ANNUAL REPORT

                                                    January 15, 1999

-------------------------------------------------------
  STRATEGIC GLOBAL
  INCOME FUND, INC.

  FUND PROFILE

- GOAL:
  High current income; secondarily capital appreciation

- PORTFOLIO MANAGER:
  Stuart Waugh, Mitchell Hutchins  Asset Management Inc.

- TOTAL NET ASSETS:
  $286.5 million as of November 30, 1998

- DIVIDEND PAYMENTS:
  Monthly
-------------------------------------------------------

Dear Shareholder,

We are pleased to present you with the annual report for the Strategic Global Income Fund, Inc. (the "Fund") for the fiscal year ended November 30, 1998.


MARKET OVERVIEW
-------------------------------------------------------------------------------

Government bond markets in developed countries were prime beneficiaries of the "flight to quality" that dominated the past year as investors put safety ahead of most other concerns. Fears of financial stresses from the collapse of emerging stock and bond markets drove down yields in virtually all developed markets to levels not seen in decades.

After the sell-off of October 1997, emerging debt markets recovered from January through May 1998, but fell again when Russia defaulted on its domestic debt in August. Liquidity dried up and selling became indiscriminate as hedge funds sold to meet margin calls and open-end mutual funds sold in anticipation of redemptions. Because of its closed-end structure, the Fund was not forced to sell securities at disadvantageous prices.

As measured by the Salomon Brothers World Government Bond Index (WGBI), developed nations' bond markets gained 12.52% on a currency-hedged basis for the 12 months ended November 30, 1998. Emerging market debt, as measured by the JP Morgan Emerging Market Bond Index Plus, lost 9.13% over the same period. The best performing markets in the WGBI were the United States and Japan; and European markets such as Germany, France and the United Kingdom.

PORTFOLIO REVIEW
-------------------------------------------------------------------------------

Performance

For the fiscal year ended Novem-ber 30, 1998, the Fund (NYSE symbol: SGL) gained 7.15% based on changes in the Fund's net asset value (assuming, for illustration only, that dividends were reinvested at the net asset value on the payable dates) and gained 10.66% based on changes in its share price on the New York Stock Exchange (assuming dividends were reinvested under the Dividend Reinvestment Plan).

At November 30, 1998, the Fund's net asset value per share was $13.55, while its share price on the New York Stock Exchange was $11.75. During the fiscal year ended November 30, 1998, the Fund paid dividends from net investment income totaling $0.8663 per share, or about eight cents per share per month. The Fund also paid $0.0589 per share from paid-in capital, $0.0846 per share from short-term capital gains and $0.4109 per share from long-term capital gains.

During the fiscal year the Fund's Board of Directors adopted a managed distribution policy, which means that the Fund pays regular monthly dividends at an annualized rate based on the Fund's net asset value. For more information on how this policy works, please see "Distribution Policy" in the General Information section at the back of this book. (This change was announced in the semiannual report dated July 15, 1998.)

-------------------------------------
EDGAR REPRESENTATION OF GRAPHIC DATA:

STRATEGIC GLOBAL INCOME FUND, INC.

Currency Exposure(1)
U.S.-dollar denominated         56.9%
Foreign currency unhedged       31.2%
Foreign currency hedged         11.9%

-------------------------------------

(1) All weightings represent percentages of net assets as of November 30, 1998, unless noted otherwise. The Fund is actively managed and all holdings are subject to change.

-------------------------------------
EDGAR REPRESENTATION OF GRAPHIC DATA:

STRATEGIC GLOBAL INCOME FUND, INC.

Asset Allocation(1)
Investment grade debt           69.8%
Noninvestment grade debt        16.4%
Cash and cash equivalents       11.7%
Net interest receivable          2.1%

-------------------------------------

SHARE REPURCHASES

On September 16, 1998, the Fund announced that its Board of Directors had authorized the Fund to repurchase up to 10% of its outstanding shares of common stock. The goals of this repurchase program are to reduce the Fund's discount to its net asset value and to increase its return to shareholders. Share repurchases began on September 17 and have continued in fiscal year 1999.

HIGHLIGHTS

We maintained the Fund's strategy in developed markets throughout the fiscal year. Our exposure in the United States consisted primarily of intermediate-maturity Treasury and investment-grade bonds. These instruments did well during the volatile August-October 1998 period. The Fund remained underweighted in Europe relative to the indices, its holdings concentrated in intermediate maturities of Germany, Holland and the United Kingdom. The Fund's allocation to emerging markets averaged about 25% over the course of the fiscal year.

OUTLOOK
-------------------------------------------------------------------------------

Worldwide imbalances of investment capital -- caused by over-investment in some regions and excess leverage in others-- are returning to equilibrium. The most apparent remaining imbalance is the negative U.S. savings rate. Additionally, Brazil's balance of payments and fiscal problems are not over.

U.S. economic growth is likely to slow because of: continued slowing in manufacturing due to weak exports; and slower consumer spending as the negative savings rate turns positive. Inflation is likely to increase, but the weaker economy should hold it in check. The economy seems vulnerable to a stock market correction -- the only foreseeable event that could sustain the "flight-to-quality" bid for Treasurys.

Europe is likely to produce steady, low growth with little inflation. The European Central Bank is concerned with economic stability and is unlikely to change interest rates. The euro is likely to remain stable against the U.S. dollar.

Low growth appears likely for the Asian economies, though their financial markets are stabilizing. Interest rates are already low. Risks include social unrest in Indonesia and Malaysia, devaluations in China or Hong Kong, and further recession in Japan.

The Fund has taken a neutral duration stance in the United States. The Fund has taken a short stance in Europe because low risk premiums already price in a favorable environment for bonds. We may increase the Fund's exposure to Asia if conditions warrant in 1999. Emerging-market bonds are very attractively priced, but the problems in Brazil could hurt the entire sector. We are holding off raising the Fund's emerging market exposure


(1) All weightings represent percentages of net assets as of November 30, 1998, unless noted otherwise. The Fund is actively managed and all holdings are subject to change.

until Brazil's situation stabilizes.

Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have.

For a QUARTERLY REVIEW on a fund in the Paine Webber Family of funds,(2) please contact your Investment Executive.

Sincerely,


/s/Margo Alexander                      /s/Stuart Waugh

MARGO ALEXANDER                         STUART WAUGH
President                               Managing Director,
Mitchell Hutchins                       Mitchell Hutchins Asset Management Inc.
Asset Management Inc.                   Portfolio Manager, Strategic Global
                                          Income Fund, Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended November 30, 1998, and reflects our views at the time of writing this report. Of course, these views may change in response to changing circumstances. We encourage you to consult your Investment Executive regarding your personal investment program.

(2) Mutual funds are sold by prospectus only. The prospectuses for the funds contain more complete information regarding risks, charges and expenses, and should be read carefully before investing.

STRATEGIC GLOBAL INCOME FUND, INC.

PORTFOLIO OF INVESTMENTS                                       NOVEMBER 30, 1998

  PRINCIPAL
   AMOUNT                                               MATURITY             INTEREST
   (000)*                                                DATES                 RATES              VALUE
-------------                                     --------------------   -----------------    -------------

LONG-TERM DEBT SECURITIES--86.23%
BRAZIL--1.65%
  US$   7,183    Federal Republic of Brazil,
                   C...........................         04/15/14                8.000%+       $   4,723,139
                                                                                              -------------
BULGARIA--1.06%
  US$   5,000    Republic of Bulgaria, FLIRB...         07/28/12                2.500#            3,025,000
                                                                                              -------------
CANADA--3.56%
       14,735    Government of Canada..........   03/01/01 to 09/01/01    7.000 to 7.500         10,188,138
                                                                                              -------------
CHILE--0.59%
  US$   1,850    Empresa Nacional de
                   Electricidad, S. A..........         02/01/37                7.325             1,695,497
                                                                                              -------------
FRANCE--1.16%
       16,200    Government of France..........         10/25/25                6.000             3,328,853
                                                                                              -------------
GERMANY--7.68%
       31,953    Federal Republic of Germany...   09/20/01 to 01/04/28    5.625 to 8.250         22,016,161
                                                                                              -------------
GREECE--1.93%
    1,540,000    Republic of Hellenic..........   03/21/02 to 03/26/08    8.600 to 9.200          5,521,741
                                                                                              -------------
ITALY--2.61%
   10,295,000    Republic of Italy.............         04/01/04                8.500             7,483,817
                                                                                              -------------
JAPAN--0.83%
  US$   2,330    Sony Corporation..............         03/04/03                6.125             2,373,869
                                                                                              -------------
KOREA--2.63%
  US$   7,640    Republic of Korea.............   04/15/03 to 04/15/08    8.750 to 8.875          7,535,788
                                                                                              -------------
MEXICO--5.32%
  US$   2,536    Coca Cola Femsa, S.A. de
                   C.V.........................         11/01/06                8.950             2,536,000
  US$   4,063    Mexican Multi Year Refinance
                   Loan Participation (Salomon
                   Brothers) (1)(2)............         03/20/05                6.563+            3,331,250
  US$   8,787    United Mexican States, DISC
                   (3).........................         12/31/19          6.039 to 6.116+         7,051,568
  US$   3,000    United Mexican States, PAR
                   (4).........................         12/31/19                6.250             2,310,000
                                                                                              -------------
                                                                                                 15,228,818
                                                                                              -------------
MOROCCO--3.97%
  US$   9,005    Kingdom of Morocco Loan
                   Participation, Tranche A
                   (JP Morgan) (1)(2)..........         01/01/09                6.063+            7,305,306
  US$   5,000    Kingdom of Morocco Loan
                   Participation, Tranche A
                   (Salomon Brothers) (1)(2)...         01/01/09                6.063+            4,056,250
                                                                                              -------------
                                                                                                 11,361,556
                                                                                              -------------
NETHERLANDS--4.39%
       21,582    Government of Netherlands.....   05/15/00 to 09/15/01    8.750 to 9.000         12,567,756
                                                                                              -------------
NEW ZEALAND--1.98%
        9,423    Government of New Zealand.....         03/15/02               10.000             5,672,122
                                                                                              -------------

STRATEGIC GLOBAL INCOME FUND, INC.

  PRINCIPAL
   AMOUNT                                               MATURITY             INTEREST
   (000)*                                                DATES                 RATES              VALUE
-------------                                     --------------------   -----------------    -------------


LONG-TERM DEBT SECURITIES--(CONCLUDED)

POLAND--5.05%
       20,011    Republic of Poland (1)........   06/12/02 to 02/12/03         12.000%        $   5,847,177
  US$  13,000    Republic of Poland, PAR.......         10/27/24                3.000#            8,628,750
                                                                                              -------------
                                                                                                 14,475,927
                                                                                              -------------
RUSSIA--0.20%
  US$     148    Russian IAN...................         12/15/15                6.625+               18,095
  US$   8,420    Russian Principal Loan (Chase
                   Manhattan Bank) (1)(2)......         12/15/20                6.625+              568,350
                                                                                              -------------
                                                                                                    586,445
                                                                                              -------------
SPAIN--1.63%
      595,500    Government of Spain...........         01/31/08                6.000             4,662,759
                                                                                              -------------
SWEDEN--1.25%
       24,000    Kingdom of Sweden.............         06/15/01               13.000             3,594,992
                                                                                              -------------
UNITED KINGDOM--14.38%
       21,031    United Kingdom Gilt...........   07/14/00 to 12/07/15    8.000 to 13.000        41,207,252
                                                                                              -------------
UNITED STATES--22.74%
        1,825    Associates Corporation of
                   North America...............         11/01/03                5.750             1,837,985
    NZD 2,325    Federal National Mortgage
                   Association.................         06/20/02                7.250             1,273,999
       11,845    Federal National Mortgage
                   Association.................         04/15/03                5.750            12,183,992
        6,000    Ford Motor Credit
                   Corporation.................         09/10/02                6.550             6,188,418
        6,000    General Motors Acceptance
                   Corporation.................         11/10/03                5.750             6,017,022
        3,000    Philip Morris Companies
                   Incorporated................         07/15/05                7.000             3,174,315
       10,633    U.S. Treasury Inflation Index
                   Notes.......................   01/15/08 to 04/15/28          3.625            10,568,753
       22,855    U.S. Treasury Notes...........   08/31/00 to 11/15/27    4.625 to 6.500         23,894,685
                                                                                              -------------
                                                                                                 65,139,169
                                                                                              -------------
VENEZUELA--1.62%
  US$   2,808    Republic of Venezuela.........         09/15/27                9.250             1,551,420
  US$   4,825    Republic of Venezuela, PAR
                   (5).........................         03/31/20                6.750             3,088,000
                                                                                              -------------
                                                                                                  4,639,420
                                                                                              -------------
Total Long-Term Debt Securities
  (cost--$248,635,863).........................                                                 247,028,219
                                                                                              -------------

SHORT-TERM DEBT SECURITIES--4.34%
UNITED STATES--4.34%
       12,170    U.S. Treasury Notes
                   (cost--$12,557,738).........         08/15/99                8.000            12,443,825
                                                                                              -------------

STRATEGIC GLOBAL INCOME FUND, INC.

  PRINCIPAL
   AMOUNT                                               MATURITY             INTEREST
    (000)                                                DATES                 RATES              VALUE
-------------                                     --------------------   -----------------    -------------
REPURCHASE AGREEMENTS--7.33%
  $     3,000    Repurchase Agreement dated
                   11/30/98 with Dresdner Bank
                   AG, collateralized by
                   $2,852,000 U.S. Treasury
                   Notes, 6.625% due 06/30/01
                   (value-$3,060,344);
                   proceeds: $3,000,433........         12/01/98                5.200%        $   3,000,000
                                                                                              -------------
        9,000    Repurchase Agreement dated
                   11/30/98 with Morgan
                   Stanley, Dean Witter &
                   Company, collateralized by
                   $6,790,000 U.S. Treasury
                   Bonds, 8.125% due 05/15/21
                   (value-$9,183,475);
                   proceeds: $9,001,275........         12/01/98                5.100             9,000,000
                                                                                              -------------
        9,000    Repurchase Agreement dated
                   11/30/98 with Salomon Smith
                   Barney, Inc., collateralized
                   by $8,683,000 U.S. Treasury
                   Notes, 5.625% due 12/31/02
                   (value-$9,184,016);
                   proceeds: $9,001,313........         12/01/98                5.250             9,000,000
                                                                                              -------------
Total Repurchase Agreements
  (cost--$21,000,000)..........................                                                  21,000,000
                                                                                              -------------
Total Investments
  (cost--$282,193,601)--97.90%.................                                                 280,472,044
Other assets in excess of liabilities--2.10%...                                                   6,023,365
                                                                                              -------------
Net Assets--100.00%............................                                               $ 286,495,409
                                                                                              -------------
                                                                                              -------------

-----------------

Note: The Portfolio of Investments is listed by the issuer's country of origin.

*    In local currency unless otherwise indicated

C    Capitalization Bond

DISC Discount Bond

FLIRB Front-loaded Interest Reduction Bond

IAN  Interest Accrual Note

NZD  New Zealand Dollars

PAR  Par Bond

US$  United States Dollars

+    Reflects rates at November 30, 1998 on variable coupon rate instruments

#    Reflects rates at November 30, 1998 on step coupon rate instruments

(1)   Illiquid securities representing 7.37% of net assets.

(2) Participation interest was acquired through the financial institution indicated parenthetically

(3) With an additional 12,826,000 recoverable rights attached maturing on 06/30/03 with no market value

(4) With an additional 3,000,000 recoverable rights attached maturing on 06/30/03 with no market value

(5) With 24,125 oil warrants attached expiring on 04/15/20 with no market value

STRATEGIC GLOBAL INCOME FUND, INC.

FORWARD FOREIGN CURRENCY CONTRACTS

                                                                                                    UNREALIZED
                                       CONTRACTS TO           IN EXCHANGE           MATURITY       APPRECIATION
                                          DELIVER                 FOR                 DATES        (DEPRECIATION)
                                      ---------------    ---------------------    -------------    -------------
                                                                                   12/02/98 to
     British Pounds................       11,000,000           US$  18,274,850      01/04/99       $    139,144
     British Pounds................        5,260,000           US$   8,721,080      12/29/98             55,448
     British Pounds................        4,815,000           US$   7,965,936      12/16/98             28,330
                                                                                   12/07/98 to
     British Pounds................        4,535,000           US$   7,627,660      12/16/98            150,266
                                                                                   12/02/98 to
     German Deutschemarks..........       29,639,750           US$  17,726,806      02/12/99            251,511
     German Deutschemarks..........       11,059,000           US$   6,730,980      12/02/98            210,920
     German Deutschemarks..........        5,645,500           US$   3,366,958      02/12/99             37,017
     New Zealand Dollars...........        8,525,000           US$   4,304,200      07/06/99           (182,935)
     New Zealand Dollars...........        6,531,000           US$   3,507,865      12/14/98             70,273
                                                                                   02/22/99 to
     Polish Zloties................       29,829,702           US$   7,708,592      02/24/99           (723,371)
     Swedish Kronas................       25,300,000           US$   3,180,390      04/19/99             61,600
     U.S. Dollars..................        3,600,000           AUD   2,320,200      12/28/98            (58,139)
                                                                                   12/02/98 to
     U.S. Dollars..................       31,117,750            DEM 18,693,961      02/12/99           (347,854)
     U.S. Dollars..................       13,338,000            DEM  8,100,160      12/02/98           (236,469)
     U.S. Dollars..................        5,500,000           GBP   9,072,800      12/02/98                278
     U.S. Dollars..................       11,105,000           NLG   5,777,836      12/28/98             36,714
     U.S. Dollars..................        6,531,000           NZD   3,530,659      12/14/98            (93,066)
     U.S. Dollars..................        8,525,000           NZD   4,185,775      07/06/99            301,360
     U.S. Dollars..................       12,700,195           PLN   3,277,047      02/24/99            369,553
                                                                                                   -------------
                                                                                                   $     70,580
                                                                                                   -------------
                                                                                                   -------------

-----------------

CURRENCY TYPE ABBREVIATIONS:

AUD  Australian Dollars

DEM German Deutchemarks

GBP  British Pounds

NLG  Netherlands Guilders

NZD  New Zealand Dollars

PLN  Polish Zloties

US$  United States Dollars

INVESTMENTS BY TYPE OF ISSUER

                                                                PERCENTAGE OF NET
                                                                      ASSETS
                                                              ----------------------
                                                              LONG-TERM   SHORT-TERM
                                                              ---------   ----------
Government and other public issuers.........................    77.91%       4.34%
Repurchase agreements.......................................    --           7.33
Financial...................................................     4.90       --
Tobacco.....................................................     1.11       --
Industrial..................................................     0.89       --
Manufacturing...............................................     0.83       --
Utilities--Electric & Water.................................     0.59       --
                                                              ---------     -----
                                                                86.23%      11.67%
                                                              ---------     -----
                                                              ---------     -----

                 See accompanying notes to financial statements

STRATEGIC GLOBAL INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES                            NOVEMBER 30, 1998

ASSETS:
Investments in securities, at value (cost--$282,193,601)....  $ 280,472,044
Interest receivable.........................................      4,860,402
Unrealized appreciation on forward foreign currency
  contracts.................................................      1,712,414
Receivables for investments and foreign currency sold.......      1,439,117
Receivable for foreign taxes withheld.......................        280,086
Other assets................................................         47,602
                                                              -------------
Total assets................................................    288,811,665
                                                              -------------

LIABILITIES:
Unrealized depreciation on forward foreign currency
  contracts.................................................      1,641,834
Payable to affiliates.......................................        235,775
Payable for shares of capital stock repurchased.............        120,412
Accrued expenses and other liabilities......................        318,235
                                                              -------------
Total liabilities...........................................      2,316,256
                                                              -------------

NET ASSETS:
Capital stock--$0.001 par value; total authorized
  shares--100,000,000; 21,150,428 shares issued and
  outstanding...............................................    291,917,333
Distributions in excess of net investment income............     (3,134,081)
Accumulated net realized losses from investment
  transactions..............................................       (488,977)
Net unrealized depreciation of investments, other assets,
  liabilities and forward contracts denominated in foreign
  currencies................................................     (1,798,866)
                                                              -------------
Net assets..................................................  $ 286,495,409
                                                              -------------
                                                              -------------
Net asset value per share...................................         $13.55
                                                              -------------
                                                              -------------

                 See accompanying notes to financial statements

STRATEGIC GLOBAL INCOME FUND, INC.

STATEMENT OF OPERATIONS

                                                               FOR THE YEAR
                                                                  ENDED
                                                               NOVEMBER 30,
                                                                   1998
                                                               ------------
INVESTMENT INCOME:
Interest (net of foreign withholding taxes).................   $23,254,288
                                                               ------------

EXPENSES:
Investment advisory and administration......................     2,913,068
Custody and accounting......................................       244,533
Reports and notices to shareholders.........................        88,255
Legal and audit fees........................................        83,806
Transfer agency fees........................................        21,919
Directors' fees.............................................        12,142
Other expenses..............................................        22,109
                                                               ------------
                                                                 3,385,832
                                                               ------------
NET INVESTMENT INCOME.......................................    19,868,456
                                                               ------------

REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENT
  TRANSACTIONS:
Net realized gains (losses) from:
    Investment transactions.................................     3,457,367
    Foreign currency transactions...........................    (2,344,342)
Net change in unrealized appreciation/depreciation of:
    Investments.............................................    (1,116,313)
    Other assets, liabilities and forward contracts
    denominated in foreign currencies.......................      (341,222)
                                                               ------------
NET REALIZED AND UNREALIZED LOSS FROM INVESTMENT
  TRANSACTIONS..............................................      (344,510)
                                                               ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........   $19,523,946
                                                               ------------
                                                               ------------

                 See accompanying notes to financial statements

STRATEGIC GLOBAL INCOME FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

                                                                   FOR THE YEARS
                                                                ENDED NOVEMBER 30,
                                                    -------------------------------------------
                                                            1998                   1997
                                                    --------------------   --------------------
FROM OPERATIONS:
Net investment income.............................       $    19,868,456        $    23,274,230
Net realized gains from investment transactions...             3,457,367             15,899,310
Net realized losses from foreign currency
  transactions....................................            (2,344,342)            (3,753,279)
Net change in unrealized appreciation/depreciation
  of:
  Investments.....................................            (1,116,313)           (21,692,914)
  Other assets, liabilities and forward contracts
  denominated in foreign currencies...............              (341,222)             1,850,210
                                                    --------------------   --------------------
Net increase in net assets resulting from
  operations......................................            19,523,946             15,577,557
                                                    --------------------   --------------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.............................           (18,535,356)           (20,467,355)
Net realized gains from investment transactions...           (10,578,170)            (3,455,110)
Paid in capital...................................            (1,264,040)           --
                                                    --------------------   --------------------
                                                             (30,377,566)           (23,922,465)
                                                    --------------------   --------------------

CAPITAL STOCK TRANSACTIONS:
Cost of shares repurchased........................            (3,019,634)           --
                                                    --------------------   --------------------
Net decrease in net assets........................           (13,873,254)            (8,344,908)

NET ASSETS:
Beginning of year.................................           300,368,663            308,713,571
                                                    --------------------   --------------------
End of year.......................................       $   286,495,409        $   300,368,663
                                                    --------------------   --------------------
                                                    --------------------   --------------------

                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

  Strategic Global Income Fund, Inc. (the "Fund") was incorporated in the state of Maryland on November 15, 1991 and is registered with the Securities and Exchange Commission as a closed-end, non-diversified management investment company.

  The preparation of financial statements in accordance with generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Following is a summary of significant accounting policies:

  VALUATION OF INVESTMENTS--Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") are valued at the last trade price on Nasdaq prior to the time of valuation; other OTC securities are valued at the last bid price available in the OTC market prior to the time of valuation (other than short-term debt instruments that mature in sixty days or less). The amortized cost method of valuation generally is used to value short-term debt instruments with sixty days or less remaining to maturity. Securities which are listed on stock exchanges are valued at the last sale price on the day the securities are being valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange designated as the primary market by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber") and the investment adviser and administrator of the Fund. Securities and assets for which market quotations are not readily available (including restricted and/or illiquid securities subject to limitations as to their sale) are valued at fair value as determined in good faith under the direction of the Fund's board of directors ("board"). All investments quoted in foreign currencies will be valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund's custodian.

  Foreign currency exchange rates are generally determined prior to the close of the New York Stock Exchange ("NYSE"). Occasionally events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the NYSE, which will not be reflected in the computation of the Fund's net asset value on that day. If events occur materially affecting the value of such securities or currency exchange rates during such time period, the securities will be valued at their fair value as determined in good faith by or under the direction of the board.

  REPURCHASE AGREEMENTS--The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/ or retention of the collateral may be subject to legal proceedings. The Fund occasionally participates in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

  INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted as adjustments to interest income and the identified cost of investments.

NOTES TO FINANCIAL STATEMENTS

  FOREIGN CURRENCY TRANSLATION--The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (1) market value of investment securities, other assets and liabilities--at the exchange rates prevailing at the end of the period (2) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

  Although the Fund's investments denominated in foreign currencies are presented at the foreign exchange rates at the close of the period, the Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to U.S. federal income tax regulations. Certain foreign exchange gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income in accordance with federal income tax regulations.

  FORWARD FOREIGN CURRENCY CONTRACTS--The Fund may enter into forward foreign currency exchange contracts ("forward contracts") to attempt to enhance income, in connection with planned purchases or sales of securities and to hedge the value of portfolio securities denominated in a particular currency.

  The Fund has no specific limitation on the percentage of assets which may be committed to such contracts. The Fund may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the Fund maintains cash, U.S. government securities or liquid securities in a segregated account in an amount not less than the value of its total assets committed to the consummation of the forward contracts and not covered as provided in (1) above, as marked to market daily.

  Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

  Fluctuations in the value of forward contracts are recorded for book purposes as unrealized gains or losses by the Fund. Realized gains and losses include net gains and losses recognized by the Fund on contracts which have matured.

  DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and distributions from realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications.

CONCENTRATION OF RISK

  Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. These risks are

NOTES TO FINANCIAL STATEMENTS

greater with respect to securities of issuers located in emerging market countries in which the Fund is authorized to invest. The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country or region.

INVESTMENT ADVISER AND ADMINISTRATOR

  The Fund has an Investment Advisory and Administration Contract ("Advisory Contract") with Mitchell Hutchins. In accordance with the Advisory Contract, the Fund pays Mitchell Hutchins an investment advisory and administration fee, which is accrued weekly and paid monthly, at the annual rate of 1.00% of the Fund's average weekly net assets. At November 30, 1998, the Fund owed Mitchell Hutchins $235,491 in investment advisory and administration fees.

SECURITY LENDING

  The Fund may lend securities up to 33 1/3% of its total assets to qualified institutions. The loans are secured at all times by cash or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest, determined on a daily basis and adjusted accordingly. The Fund will regain record ownership of loaned securities to exercise certain beneficial rights, however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation, which is included in interest income, for lending its securities from interest earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. For the year ended November 30, 1998, PaineWebber earned $33,713 as the Fund's lending agent. In addition, the Fund earned compensation of $99,515 net of fees, rebates and expenses, from securities lending transactions. At November 30, 1998, the Fund owed PaineWebber $284 for security lending fees. At November 30, 1998 there were no securities on loan. PaineWebber also has been approved as a borrower under the Fund's securities lending program.

BANK LINE OF CREDIT

  The Fund may participate with other funds managed by Mitchell Hutchins in a $200 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sale or purchase of portfolio securities, the repurchase of shares of the Fund and other temporary or emergency purposes. In connection therewith, the Fund has agreed to pay a commitment fee, pro rata, based on the relative asset size of the funds in the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the year ended November 30, 1998, the Fund did not borrow under the Facility.

INVESTMENTS IN SECURITIES

  For federal income tax purposes, the cost of securities owned at November 30, 1998, was substantially the same as the cost of securities for financial statement purposes.

  At November 30, 1998, the components of net unrealized depreciation of investments were as follows:

Gross appreciation (investments having an excess of value
  over cost)................................................  $  1,037,345
Gross depreciation (investments having an excess of cost
  over value)...............................................    (2,758,902)
                                                              ------------
Net unrealized depreciation of investments..................  $ (1,721,557)
                                                              ------------
                                                              ------------

  For the year ended November 30, 1998, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $325,951,399 and $298,324,137, respectively.

NOTES TO FINANCIAL STATEMENTS

CAPITAL STOCK

  There are 100,000,000 shares of $0.001 par value capital stock authorized. Of the 21,150,428 shares outstanding at November 30, 1998, Mitchell Hutchins owned 9,887 shares.

  For the period September 17, 1998 (commencement of repurchase program) through November 30, 1998, the Fund repurchased 256,700 shares of capital stock at an average market price per share of $11.70 and a weighted average discount from net asset value of 12.76% per share. At November 30, 1998, paid-in-capital is net the cost of $3,019,634 of capital stock reacquired.

FEDERAL TAX STATUS

  The Fund intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

  To reflect reclassifications arising from permanent "book/tax" differences for the year ended November 30, 1998, undistributed net investment income was decreased by $1,082,441 accumulated net realized gains from investment transactions were increased by $2,346,481 and capital stock was decreased by $1,264,040. Permanent book/tax differences are primarily attributable to foreign currency gains/losses.

STRATEGIC GLOBAL INCOME FUND, INC.

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout each year is presented below:

                                                      FOR THE YEARS ENDED NOVEMBER 30,
                                          ---------------------------------------------------------
                                            1998        1997        1996        1995        1994
                                          ---------   ---------   ---------   ---------   ---------
Net asset value, beginning of year......  $  14.03    $  14.42    $  13.41    $  13.07    $  14.92
                                          ---------   ---------   ---------   ---------   ---------
Net investment income...................      0.94        1.09        1.12        1.19        1.08
Net realized and unrealized gains
 (losses) from investments and foreign
 currency...............................     (0.02)      (0.36)       1.12        0.27       (1.80)
                                          ---------   ---------   ---------   ---------   ---------
Net increase (decrease) from investment
 operations.............................      0.92        0.73        2.24        1.46       (0.72)
                                          ---------   ---------   ---------   ---------   ---------
Dividends from net investment income....     (0.87)      (0.96)      (1.19)      (1.12)      (0.82)
Distributions from net realized gains
 from investment and foreign currency
 transactions...........................     (0.49)      (0.16)      (0.04)      --          (0.15)
Distribution from paid in capital.......     (0.06)      --          --          --          (0.16)
                                          ---------   ---------   ---------   ---------   ---------
Total dividends and distributions to
 shareholders...........................     (1.42)      (1.12)      (1.23)      (1.12)      (1.13)
                                          ---------   ---------   ---------   ---------   ---------
Net increase in net asset value
 resulting from repurchase of capital
 stock..................................      0.02       --          --          --          --
                                          ---------   ---------   ---------   ---------   ---------
Net asset value, end of year............  $  13.55    $  14.03    $  14.42    $  13.41    $  13.07
                                          ---------   ---------   ---------   ---------   ---------
                                          ---------   ---------   ---------   ---------   ---------
Market value, end of year...............  $  11.75    $  11.94    $  12.25    $  11.25    $  11.13
                                          ---------   ---------   ---------   ---------   ---------
                                          ---------   ---------   ---------   ---------   ---------
Total investment return (1).............     10.66%       6.67%      20.80%      11.81%     (14.53)%
                                          ---------   ---------   ---------   ---------   ---------
                                          ---------   ---------   ---------   ---------   ---------
Ratios/Supplemental Data:
Net assets, end of year (000's).........   $286,495    $300,369    $308,714    $287,159    $279,773
Expenses to average net assets..........      1.16%       1.20%       1.21%       1.24%       1.27%
Net investment income to average net
 assets.................................      6.82%       7.63%       8.14%       9.20%       8.01%
Portfolio turnover rate.................       120%        134%        111%        121%         82%

-----------------

(1) Total investment return is calculated assuming a purchase at market value on the first day of each year reported, reinvestment of all dividends and distributions in accordance with the Fund's Dividend Reinvestment Plan, and a sale at market value on the last day of each year reported. Total investment return does not reflect brokerage commissions.

STRATEGIC GLOBAL INCOME FUND, INC.

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

The Board of Directors and Shareholders
Strategic Global Income Fund, Inc.

  We have audited the accompanying statement of assets and liabilities of Strategic Global Income Fund, Inc., including the portfolio of investments, as of November 30, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned at November 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Strategic Global Income Fund, Inc. at November 30, 1998 and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.

                                                [ERNST & YOUNG SIGNATURE]

New York, New York
January 20, 1999

STRATEGIC GLOBAL INCOME FUND, INC.

TAX INFORMATION (UNAUDITED)

  We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund's fiscal year end (November 30, 1998) as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, we are advising you that the Fund made distributions during the fiscal year of $0.8663 taxable as ordinary income, $0.0589 from paid-in capital, $0.0846 from short-term capital gains, and $0.4109 from long-term capital gains.

  Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

  Since the Fund's fiscal year is not the calendar year, another notification will be sent in respect of calendar 1998. The second notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 1999. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

STRATEGIC GLOBAL INCOME FUND, INC.

GENERAL INFORMATION(UNAUDITED)

THE FUND

  Strategic Global Income Fund, Inc. (the "Fund") is a non-diversified, closed-end management investment company whose shares trade on the New York Stock Exchange, Inc. ("NYSE"). The Fund's primary investment objective is to achieve a high level of current income; capital appreciation is a secondary objective in the selection of investments. The Fund's investment adviser and administrator is Mitchell Hutchins Asset Management Inc., a wholly owned asset management subsidiary of PaineWebber Incorporated, which had approximately $57.1 billion in assets under management as of December 31, 1998.

SHAREHOLDER INFORMATION

  The Fund's NYSE trading symbol is "SGL." Comparative net asset value and market price information about the Fund is published weekly in THE WALL STREET JOURNAL and NEW YORK TIMES and BARRON'S, as well as numerous other publications.

  The Fund's board of directors amended the Fund's bylaws to require that the Fund receive notice of board nominations or proposals that any shareholder wishes to be considered at an annual or special shareholder meeting. This notice will give Fund management an opportunity to inform shareholders of and respond to those nominations and proposals. The amendment will be effective for meetings that occur after the Fund's 1999 annual meeting.

  The amended bylaws require that the Fund receive notice of a nomination or proposal for an annual meeting at least 120 days in advance of the anniversary of the date that the Fund's proxy statement for the previous year's annual meeting was first released to shareholders. For a special shareholder meeting, the Fund must receive notice within seven days of the date on which notice of the special meeting is first given to shareholders. In order to make a nomination or proposal to be considered at the 2000 annual meeting of shareholders, the Fund must receive notice of that nomination or proposal no later than October 1, 1999.

YEAR 2000 RISKS

  Like other funds and financial and business organizations around the world, the Fund could be adversely affected if the computer systems used by its investment adviser, other service providers and entitities with computer systems that are linked to Fund records do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Issue."

  Mitchell Hutchins is taking steps that it believes are reasonably designed to address the Year 2000 Issue with respect to the computer systems that it uses, and to obtain satisfactory assurances that each of the Fund's other major service providers is taking comparable steps. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund.

EUROPEAN CURRENCY UNIFICATION

  Several European countries adopted a single currency, the euro, on January 1, 1999. Countries participating in the Economic and Monetary Union caused their exchange rates to become irrevocably fixed on that date. The countries participating are Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. A newly created European Central Bank (ECB) is attempting to manage monetary policy for this region.

STRATEGIC GLOBAL INCOME FUND, INC.

Pre-existing national currencies will continue to be valid until they are replaced by euro coins and bank notes, which is expected to occur by sometime in 2002. These changes may significantly impact European capital markets, and related risks may increase volatility in world capital markets. This, in turn, may impact the Fund's share price.

  Risks related to the euro include the following: potential increased volatility in exchange rates, especially between European countries that are participating in the new currency and those that are not (including the United Kingdom, Sweden and Denmark); unanticipated expenses incurred in accommodating the new currency; investor uncertainty resulting in asset shifts away from the affected currencies; disputes concerning the enforceability of contracts; and interest rate and exchange rate volatility as the new ECB and market participants search for a common understanding of policy targets and instruments.

DIVIDEND REINVESTMENT PLAN

  The Fund has established a Dividend Reinvestment Plan (the "Plan") under which all common stockholders whose shares are registered in their own names, or in the name of PaineWebber or its nominee, will have all dividends and other distributions on their shares automatically reinvested in additional shares, unless such stockholders elect to receive cash. Stockholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such stockholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

  A stockholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and stockholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Fund's transfer agent and should include the stockholder's name and address as they appear on that share certificate or in the transfer agent's records. An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a stockholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

  Additional shares of stock acquired under the Plan will be purchased in the open market, on the NYSE or otherwise, at prices that may be higher or lower than the net asset value per share at the time of the purchase. The number of shares of stock purchased with each dividend will be equal to the result obtained by dividing the amount of the dividend payable to a particular stockholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market. The Fund will not issue any new shares in connection with the Plan. There currently is no charge to participants for reinvesting dividends or other distributions. The transfer agent's fees for handling the reinvestment of distributions are paid by the Fund. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the transfer agent's open market purchases of common stock in connection with the reinvestment of distributions. The automatic reinvestment of dividends and other distributions in shares of common stock does not relieve participants of any income tax that may be payable on such distributions.

STRATEGIC GLOBAL INCOME FUND, INC.

GENERAL INFORMATION (CONCLUDED)

  Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at PNC Bank, National Association, c/o PFPC Inc., P.O. Box 8950, Wilmington, Delaware 19899.

DISTRIBUTION POLICY

  The Fund's board adopted a managed distribution policy in May 1998, which means that the Fund will make regular monthly distributions at an annualized rate equal to 8% of the Fund's net asset value, as determined as of the last trading day during the first week of that month (usually a Friday, unless the New York Stock Exchange is closed that Friday). Prior to May 13, 1998, the Fund's distributions varied based on the Fund's net investment income and realized capital gains or losses.

  To the extent that the Fund's taxable income in any fiscal year exceeds the aggregate amount distributed based on a fixed percentage of its net asset value, the Fund would distribute that excess near the end of the fiscal year. If the aggregate amount distributed by the Fund (based on a fixed percentage of its net asset value) exceeds its taxable income, the amount of that excess would constitute a return of capital for tax purposes.

  Monthly distributions based on a fixed percentage of the Fund's net asset value may require the Fund to make multiple distributions of long-term capital gains during a single fiscal year, and the Fund has applied to the Securities and Exchange Commission to enable this change. The Fund's board will annually reassess the annualized percentage of net assets at which the Fund's monthly distributions will be made.

-------------------------------------------------------------------------------

DIRECTORS

E. Garrett Bewkes, Jr.
CHAIRMAN

Margo N. Alexander

Richard Q. Armstrong

Richard R. Burt

Mary C. Farrell

Meyer Feldberg

George W. Gowen

Frederic V. Malek

Carl W. Schafer


PRINCIPAL OFFICERS

Margo N. Alexander
PRESIDENT

Victoria E. Schonfeld
VICE PRESIDENT

Dianne E. O'Donnell
VICE PRESIDENT AND SECRETARY

Paul H. Schubert
VICE PRESIDENT AND TREASURER

Stuart Waugh
VICE PRESIDENT

Dennis McCauley
VICE PRESIDENT


INVESTMENT ADVISER AND
ADMINISTRATOR

Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, New York 10019

NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(c) OF THE INVESTMENT COMPANY ACT OF 1940 THAT FROM TIME TO TIME THE FUND MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET AT MARKET PRICES.

THIS REPORT IS SENT TO THE SHAREHOLDERS OF THE FUND FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR THE USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.

STRATEGIC GLOBAL INCOME FUND, INC.

ANNUAL REPORT

November 30, 1998

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